UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 11, 2004


                              THE COCA-COLA COMPANY
             (Exact name of registrant as specified in its charter)


       Delaware                   001-02217                  58-0628465
  (State or other                (Commission                (IRS Employer
    jurisdiction                 File Number)             Identification No.)
 of incorporation)


          One Coca-Cola Plaza
           Atlanta, Georgia                                   30313
Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (404) 676-2121



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   / / Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

   / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

   / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01         Regulation FD Disclosure.

Attached as Exhibit 99.1 is a copy of a press release of The Coca-Cola Company, dated November 11, 2004, regarding Company priorities and long-term growth rate objectives. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On November 11, 2004, The Coca-Cola Company held an investor conference and webcast regarding Company priorities and long-term growth rate objectives. The Supplemental Information package for use at this conference is attached and incorporated by reference herein as Exhibit 99.2. All information in the Supplemental Information package is presented as of November 11, 2004, and The Coca-Cola Company does not assume any obligation to correct or update said information in the future.


Item 9.01(c).  Exhibits

Exhibit 99.1 Press Release of The Coca-Cola Company,dated November 11, 2004, regarding Company priorities and long-term growth rate objectives.

Exhibit 99.2 Supplemental Information prepared for use in connection with the investor conference and webcast conducted on November 11, 2004.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE COCA-COLA COMPANY
                                          (REGISTRANT)


Date: November 11, 2004               By: /s/ Connie D. McDaniel
                                      -------------------------------------
                                              Connie D. McDaniel
                                              Vice President and Controller

                                  Exhibit Index



Exhibit No.


Exhibit 9.01    Exhibits


Exhibit 99.1 Press Release of The Coca-Cola Company, dated November 11, 2004, regarding Company priorities and long-term growth rate objectives.


Exhibit 99.2 Supplemental Information prepared for use in connection with the investor conference and webcast conducted on November 11, 2004.